UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22749

RESOURCE REAL ESTATE DIVERSIFIED INCOME FUND
(Exact name of registrant as specified in charter)

One Crescent Drive, Suite 203
Philadelphia, PA 19103
(Address of principal executive offices) (Zip code)

215-231-7050
(Registrant’s telephone number, including area code)

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
(Name and address of agent for service)

Date of fiscal year end: September 30

Date of reporting period: April 1, 2016 – June 30, 2016

Item 1. Schedule of Investments.

Resource Real Estate Diversified Income Fund
PORTFOLIO OF INVESTMENTS
June 30, 2016 (Unaudited)

Principal ($)		Value
	BONDS & NOTES (19.11%)
	ASSET BACKED SECURITIES (1.92%)
1,750,000	ACA CLO 2007-1, Ltd., 0.000% 06/15/2022(a)(b)	$401,140
1,184	Rosedale CLO, Ltd., 0.000% 07/26/2021(a)(b)	98,404
2,000,000	Z Capital Credit Partners CLO 2015-1, Ltd., 6.603% 07/16/2027(c)	1,659,226
		2,158,770
	COMMERCIAL MORTGAGE BACKED SECURITIES (17.19%)
200,000	Banc of America Commercial Mortgage Trust 2006-4, 5.734% 08/10/2016(c)(d)	186,752
2,160,000	Banc of America Commercial Mortgage Trust 2007-3, 5.723% 06/10/2017(c)	2,151,412
320,000	CD 2007-CD5 Mortgage Trust, 6.326% 11/15/2017(c)	326,012
34,183	Commercial Mortgage Trust 2005-GG5, 5.644% 04/10/2037(c)(d)	34,161
1,000,000	Commercial Mortgage Trust 2006-C8, 5.377% 12/10/2016	963,962
1,100,000	Commercial Mortgage Trust 2007-C9, 6.007% 07/10/2017(a)(c)	1,078,499
1,961,055	EuroProp EMC SA 2006-4, Class A, 8.000% 04/30/2013(c)	2,500,546
2,973,248	EuroProp EMC SA 2006-4, Class B, 8.000% 04/30/2013(c)	635,166
649,218	EuroProp EMC SA 2006-6, Class B, 0.019% 04/30/2017(c)	514,235
2,200,000	Hypo Real Estate Bank International AG, 0.806% 03/20/2022(c)	229,907
1,000,000	JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP5, 5.718% 12/15/2044(c)	992,412
232,434	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP6, 5.856% 04/15/2016(c)	232,333
2,000,000	JP Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC20, 6.284% 09/12/2017(c)	1,993,657
3,000,000	JP Morgan Chase Commercial Mortgage Securities Trust 2007-LD12, 6.203% 08/15/2017(c)	2,848,668
300,000	LB-UBS Commercial Mortgage Trust 2007-C1, 5.514% 02/15/2040	299,861
500,000	Morgan Stanley Capital I Trust 2006-HQ8, 5.590% 03/12/2044(c)	480,148
1,700,000	Morgan Stanley Capital I Trust 2007-HQ11, 5.538% 02/12/2044(c)(d)	1,566,169
2,000,000	Wachovia Bank Commercial Mortgage Trust 2006-C25, 6.029% 05/15/2016(c)	1,996,019
250,000	Wachovia Bank Commercial Mortgage Trust 2007-C31, 5.660% 04/15/2017(c)	250,780
		19,280,699
	TOTAL BONDS & NOTES
	(Cost $23,846,605)	21,439,469

Shares
	COMMON STOCKS (1.15%)
	INVESTMENT COMPANIES (1.15%)
59,315	Ares Capital Corp.(d)	842,273
34,583	New Mountain Finance Corp.(d)	446,121
		1,288,394
	TOTAL COMMON STOCKS
	(Cost $1,495,590)	1,288,394

Shares		Value
	PREFERRED STOCKS (21.70%)
	REAL ESTATE INVESTMENT TRUSTS (21.70%)
44,000	American Homes 4 Rent, Series E, 6.350%(d)	$1,103,960
118,328	Annaly Capital Management, Inc., Series D, 7.500%(d)	3,045,763
60,000	Ares Management LP, Series A, 7.000%(d)	1,536,600
78,517	ARMOUR Residential REIT, Inc., Series B, 7.875%(d)	1,786,262
94,027	Ashford Hospitality Trust, Inc., Series E, 9.000%	2,416,494
70,953	Colony Capital, Inc., Series C, 7.125%(d)	1,659,591
9,820	Digital Realty Trust, Inc., Series H, 7.375%(d)	284,289
10,305	Digital Realty Trust, Inc., Series F, 6.625%(d)	272,773
94,056	Five Oaks Investment Corp., Series , 8.750%(d)	2,012,798
25,000	Gladstone Commercial Corp., Series D, 7.000%(d)	636,250
30,823	New York Mortgage Trust, Inc., Series C, 7.875%(d)	713,861
36,497	NorthStar Realty Finance Corp., Series D, 8.500%(d)	904,395
121,289	NorthStar Realty Finance Corp., Series E, 8.750%	3,033,438
20,700	NorthStar Realty Finance Corp., Series C, 8.875%(d)	517,086
59,521	Pebblebrook Hotel Trust, Series B, 8.000%(d)	1,508,262
17,464	Pennsylvania Real Estate Investment Trust, Series B, 7.375%(d)	457,557
10,672	PS Business Parks, Inc., Series S, 6.450%(d)	274,804
10,127	Retail Properties of America, Inc., Series A, 7.000%(d)	265,429
25,000	STAG Industrial, Inc., Series C, 6.875%(d)	647,500
7,391	STAG Industrial, Inc., Series A, 9.000%(d)	191,944
34,000	UMH Properties, Inc., Series B, 8.000%(d)	908,480
6,173	WP Glimcher, Inc., Series I, 6.875%(d)	160,004
		24,337,540
	TOTAL PREFERRED STOCKS
	(Cost $23,649,709)	24,337,540

	REAL ESTATE INVESTMENT TRUSTS - COMMON STOCKS (83.94%)
	PUBLIC NON-TRADED REAL ESTATE INVESTMENT TRUSTS (11.53%)(e)
2,981	American Realty Capital Healthcare Trust II(f)	65,999
4,839	Cole Credit Property Trust IV, Inc.(f)	45,290
164,930	Cole Real Estate Income Strategy (Daily NAV), Inc., Class I	3,038,008
37,823	Corporate Property Associates 18 Global, Inc., Class A(f)	287,452
191,111	Corporate Property Associates 18 Global, Inc., Class C(f)	1,462,000
30,292	Dividend Capital Diversified Property Fund	223,374
446,837	Highlands REIT, Inc.(f)	160,862
446,837	InvenTrust Properties Corp.(f)	1,523,715
265,355	Jones Lang LaSalle Income Property Trust, Inc.	2,977,278
321,623	NorthStar Healthcare Income, Inc.(f)	2,672,691
37,429	NorthStar Real Estate Income II, Inc.(f)	326,010
14,984	Phillips Edison Grocery Center REIT I, Inc.	151,789
		12,934,468
	PRIVATE REAL ESTATE INVESTMENT TRUSTS (26.92%)(e)
480,678	Charter Hall Direct VA Trust	414,378
3,632	Clarion Gables Multifamily Trust, LP	4,180,407
3,606	Clarion Lion Industrial Trust	5,220,248
9,868	Clarion Lion Properties Fund, LP	13,210,876
30,265	Cornerstone Patriot Fund, LP	3,630,600
67,940	Cottonwood Residential, Inc.	1,113,544
40,000	Reverse Mortgage Investment Trust, Inc.(a)(d)(f)	400,000
191	UBS Trumbull Property Fund	2,025,107
		30,195,160

Shares		Value
	TRADED REAL ESTATE INVESTMENT TRUSTS (45.49%)
141,746	Blackstone Mortgage Trust, Inc., Class A(d)	$3,922,112
201,734	CBL & Associates Properties, Inc.(d)	1,878,144
187,834	City Office REIT, Inc.(d)	2,438,085
55,993	Colony Capital, Inc., Class A(d)	859,493
163,700	Communications Sales & Leasing, Inc.(d)	4,730,930
11,261	Digital Realty Trust, Inc.(d)	1,227,336
30,584	EPR Properties, Inc.(d)	2,467,517
2,905	Essex Property Trust, Inc.(d)	662,601
20,571	Extra Space Storage, Inc.(d)	1,903,640
261,760	Five Oaks Investment Corp.(d)	1,434,445
350,000	Global Medical REIT, Inc.	3,538,500
46,667	Great Ajax Corp.(d)	647,271
273,623	Independence Realty Trust, Inc.(d)	2,238,236
145,500	Lexington Realty Trust(d)	1,471,005
120,111	Medical Properties Trust, Inc.(d)	1,826,888
26,680	National Retail Properties, Inc.(d)	1,379,890
26,700	National Storage Affiliates Trust(d)	555,894
224,700	New Residential Investment Corp.(d)	3,109,848
191,500	New Senior Investment Group, Inc.(d)	2,045,220
26,920	Omega Healthcare Investors, Inc.(d)	913,934
31,199	Pebblebrook Hotel Trust(d)	818,974
57,242	RLJ Lodging Trust(d)	1,227,841
103,260	STAG Industrial, Inc.(d)	2,458,621
17,762	Sun Communities, Inc.(d)	1,361,280
32,036	Ventas, Inc.(d)	2,332,861
25,197	WP Carey, Inc.(d)	1,749,176
163,715	WP Glimcher, Inc.(d)	1,831,971
		51,031,713

	TOTAL REAL ESTATE INVESTMENT TRUSTS - COMMON STOCKS
	(Cost $88,295,472)	94,161,341

	PRIVATE INVESTMENT FUNDS (1.75%)
	(1.75%)
1	Truman REIT	1,967,428

	TOTAL PRIVATE INVESTMENT FUNDS
	(Cost $1,967,428)	1,967,428

	SHORT TERM INVESTMENTS (1.56%)
1,748,794	Dreyfus Treasury Cash Management, Institutional Class, 0.24%(g)	1,748,794

	TOTAL SHORT TERM INVESTMENTS
	(Cost $1,748,794)	1,748,794

	TOTAL INVESTMENTS (129.21%)
	(Cost $141,003,598)	$144,942,966

	LIABILITIES IN EXCESS OF OTHER ASSETS (-29.21%)	(32,767,313	)(h)

	NET ASSETS (100.00%)	$112,175,653

(a)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2016, the aggregate market value of those securities was $1,978,043, representing 1.76% of net assets.

(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Floating or variable rate security. The rate shown is the effective interest rate as of June 30, 2016.
(d)	All or a portion of each of these securities may be segregated as collateral for the Fund's line of credit.
(e)	Illiquid security. See below.
(f)	Fair Value estimated using Fair Valuation Procedures adopted by the Board of Trustees. Total value of such securities is $6,944,019, representing 6.19% of net assets.
(g)	Money market fund; interest rate reflects seven-day effective yield on June 30, 2016.
(h)	Includes cash which is being held as collateral for futures contracts.

Securities determined to be illiquid under the procedures approved by the Fund's Board of Trustees.

Information related to the illiquid securities is as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
11/08/13	American Realty Capital Healthcare Trust II	$61,027	$65,999	0.06%
04/15/14	Charter Hall Direct VA Trust	449,712	414,378	0.37%
07/02/15-01/04/16	Clarion Gables Multifamily Trust, LP	3,900,000	4,180,407	3.73%
01/01/14-04/01/16	Clarion Lion Industrial Trust	4,800,000	5,220,248	4.65%
01/01/14-01/04/16	Clarion Lion Properties Fund, LP	12,050,000	13,210,876	11.78%
05/22/13	Cole Credit Property Trust IV, Inc.	41,489	45,290	0.04%
04/17/14-08/14/15	Cole Real Estate Income Strategy (Daily NAV), Inc., Class I	2,866,637	3,038,008	2.71%
10/01/15-04/01/16	Cornerstone Patriot Fund, LP	3,500,000	3,630,600	3.24%
11/05/13-05/30/14	Corporate Property Associates 18 Global, Inc., Class A	315,956	287,452	0.26%
03/12/15	Corporate Property Associates 18 Global, Inc., Class C	1,683,156	1,462,000	1.30%
02/24/14-07/21/14	Cottonwood Residential, Inc.	758,212	1,113,544	0.99%
04/05/13-11/12/14	Dividend Capital Diversified Property Fund	154,357	223,374	0.20%
02/06/15	Highlands REIT, Inc.	144,125	160,862	0.14%
02/06/15	InvenTrust Properties Corp.	1,567,706	1,523,715	1.36%
06/09/15-08/14/15	Jones Lang LaSalle Income Property Trust, Inc.	2,846,010	2,977,278	2.65%
11/27/13-03/12/15	NorthStar Healthcare Income, Inc.	2,921,783	2,672,691	2.38%
03/11/14-06/30/15	NorthStar Real Estate Income II, Inc.	318,341	326,010	0.29%
08/07/13-11/25/13	Phillips Edison Grocery Center REIT I, Inc.	123,640	151,789	0.14%
02/06/14-06/06/14	Reverse Mortgage Investment Trust, Inc.	616,500	400,000	0.36%
01/04/16-04/01/16	UBS Trumbull Property Fund	2,000,000	2,025,107	1.80%
	Total	$41,118,651	$43,129,628	38.45%

Additional information on investments in private real estate investment trusts:

Value	Security	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of June 30, 2016
$414,378	Charter Hall Direct VA Trust	N/A	N/A	$–
4,180,407	Clarion Gables Multifamily Trust, LP	Quarterly	90	–
5,220,248	Clarion Lion Industrial Trust	Quarterly	90	2,100,000
13,210,876	Clarion Lion Properties Fund, LP	Quarterly	90	–
3,630,600	Cornerstone Patriot Fund, LP	Quarterly	30	–
1,113,544	Cottonwood Residential, Inc.	Daily	60	–
400,000	Reverse Mortgage Investment Trust, Inc.(a)	N/A	IPO(b)	–
2,025,107	UBS Trumbull Property Fund	Quarterly	60	2,000,000

(a)	The fair value of this investment has been estimated using the net asset value per share of the investment and adjusted for any changes in market conditions.
(b)	Redemption eligible after the completion of the Initial Price Offering (IPO).

FUTURES CONTRACTS

At June 30, 2016, the Fund had the following outstanding futures contracts:

Description	Position	Contracts	Expiration Date	Notional Value	Unrealized Appreciation
Euro Foreign Exchange Currency Future	Short	(29)	12/20/16	$(4,039,700)	$67,266
				$(4,039,700)	$67,266

Resource Real Estate Diversified Income Fund
NOTES TO PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2016

1. ORGANIZATION
Resource Real Estate Diversified Income Fund (the "Trust" or the "Fund") was organized as a Delaware statutory trust on August 1, 2012 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund's investment adviser is Resource Real Estate, Inc. (the "Adviser").The Fund's primary investment objective is to produce current income, with a secondary objective to achieve a long-term capital appreciation with moderate volatility and low to moderate correlation to the broader equity markets. The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of assets (defined in net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related industry securities, primarily in income producing equity and debt securities.

The Fund currently offers Class A, Class C, Class W, Class I, Class U, Class T and Class D shares. Class A shares commenced operations on March 12, 2013, Class C and Class I shares commenced operations on August 1, 2014, Class W shares commenced operations on November 24, 2014 and Class U, Class T and Class D shares commenced operations on February 13, 2015. With the approval of the Board, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30. Class W, Class I and Class D shares are offered at net asset value. Class A and Class U shares are offered at net asset value plus a maximum sales charge of 6.50% and may also be subject to a 0.50% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. Class C shares are offered at net asset value and may also be subject to a 1.00% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date. Class T shares are offered at net asset value plus a maximum sales charge of 1.50% and may also be subject to a 1.00% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund's income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP. The information contained herein was prepared in accordance with GAAP, which requires management to make certain estimates and assumptions that affect the reported amounts as of the reporting period. Management believes these estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

Valuation of Private REITs – The Fund invests a significant portion of its assets in Private Real Estate Investment Trusts (“Private REITs”). The Private REITs measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with Accounting Standards Codification (“ASC”) 820, the Fund has elected to apply the practical expedient and to value its investments in Private REITs at their respective NAVs at each quarter. For non-calendar quarter days, the Valuation Committee estimates the fair value of each Private REIT by adjusting the most recent NAV for each REIT, as necessary, by the change in a relevant benchmark that the Valuation Committee has deemed to be representative of the entire Private REIT market.

Valuation of Public Non-Traded REITs – The Fund invests a significant portion of its assets in Public Non-Traded Real Estate Investment Trusts (“Public Non-Traded REITs”). The Public Non-Traded REITs do not timely report periodic NAVs and therefore cannot be valued using the practical expedient. The Valuation Committee determines the fair value of Public Non-Traded REITs by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, discounted cash flows and potentially illiquidity discounts.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the period ended June 30, 2016 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund's investments as of June 30, 2016:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Bonds & Notes(a)	$–	$21,439,469	$–	$21,439,469
Common Stocks(a)	1,288,394	–	–	1,288,394
Preferred Stocks(a)	24,337,540	–	–	24,337,540
Real Estate Investment Trusts - Common Stocks
Public Non-Traded Real Estate Investment Trusts	$6,238,660	$–	$6,695,808	$12,934,468
Private Real Estate Investment Trusts	–	–	400,000	400,000
Private Real Estate Investment Trusts (Measured at net asset value)(b)	–	–	–	29,795,160
Traded Real Estate Investment Trusts	51,031,713	–	–	51,031,713
Private Investment Funds	–	1,967,428	–	1,967,428
Short Term Investments	1,748,794	–	–	1,748,794
TOTAL	$84,645,101	$23,406,897	$7,095,808	$144,942,966

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Futures Contracts	$67,266	$–	$–	$67,266
TOTAL	$67,266	$–	$–	$67,266

(a)	For detailed descriptions, see the accompanying Portfolio of Investments.
(b)
In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of Investments.

There were no transfers between Levels 1 and 2 during the period ended June 30, 2016. It is the Fund's policy to recognize transfers between levels at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Investments in Securities	Balance as of September 30, 2015	Accrued discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transferinto Level 3	Transfer out of Level 3	Balance as of June 30, 2016	Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2016
Bonds &Notes	$ 6,779,418	$ 5,370	$ -	$ (46,201)	$ (1,034,118)	$-	$ (2,069,214)	$ -	$ (3,635,255)	$ -	$ -
Real Estate Investment Trusts -Common Stocks	7,981,894	-	-	-	(1,198,737)	-	-	312,651	-	7,095,808	(1,153,850)
Total	$ 14,761,312	$ 5,370	$ -	$ (46,201)	$ (2,232,855)	$-	$ (2,069,214)	$312,651	$ (3,635,255)	$ 7,095,808	$ (1,153,850)

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.

Industry Concentration – If a Fund has significant investments in the securities of issuers within a particular industry, any development affecting that industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that industry. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund's net asset value per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact this industry, and therefore the value of the Fund's portfolio will be adversely affected. As of June 30, 2016, the Fund had 105.64% of the value of its net assets invested within the Real Estate industry.

3. DERIVATIVE TRANSACTIONS
Derivative Instruments and Hedging Activities – The following discloses the Fund's use of derivative instruments and hedging activities.

The Fund's investment objectives not only permit the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts such as futures. In doing so, the Fund will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue their objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors – In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives: The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Futures – The Fund may invest in futures contracts in accordance with its investment objectives. The Fund does so for a variety of reasons, including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund's investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day the Fund may pay or receive cash, called "variation margin," equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by the Fund. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

4. TAX BASIS INFORMATION
As of June 30, 2016 the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Resource Real Estate Diversified Income Fund	$11,027,584	$(6,797,089)	$4,230,495	$140,712,471

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RESOURCE REAL ESTATE DIVERSIFIED INCOME FUND

By:	/s/ Alan Feldman
Alan Feldman
Chief Executive Officer (Principal Executive Officer)

Date:	August 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Feldman
Alan Feldman
Chief Executive Officer (Principal Executive Officer)

Date:	August 25, 2016

By:	/s/ Steven R. Saltzman
Steven R. Saltzman
Treasurer (Principal Financial Officer)

Date:	August 25, 2016